OLD WESTBURY INTERNATIONAL FUND
(A Portfolio of Old Westbury Funds, Inc.)

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED FEBRUARY 28, 1997 Please delete in its entirety restriction number six under the section entitled `Investment Restrictions'' on page 9 and replace it with the following:

  ``6.    Purchase or acquire commodities, commodity contracts or futures except that the Portfolios may purchase and write options on foreign currencies and enter into forward delivery contracts for foreign currencies; International Fund may also purchase foreign index contracts, and Growth Fund may enter into financial futures contracts;''

                                                              June 30, 1997



EDGEWOOD SERVICES, INC.
Distributor
Cusip  680414109
G01972-05 (6/97)